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                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

      In connection with the accompanying Quarter Report on Form 10-Q of the Company for the three months ended June 30, 2005, I, Andrew J. Ryback, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

            1) such Quarter Report on Form 10-Q of the Company for the three months ended June 30, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2) the information contained in such Quarter Report on Form 10-Q of the Company for the three months ended June 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of Plumas Bancorp.

Date: August 11, 2005                   /s/ Andrew Ryback
                                      ------------------------------------
                                      Andrew J. Ryback, Chief Financial Officer